Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: October 31, 2004

Distribution Date Summary

	Initial	Begin	End	# days
Distribution Date			11/22/2004
Collection Period		10/1/2004	10/31/2004	31
Monthly Interest Period - Actual		10/20/2004	11/22/2004	33
Monthly Interest - Scheduled				30
Pool Balance	733,163,743.80	466,469,426.49	448,352,469.55	—

Monthly Distribution Summary

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	119,974,242.25	18,116,956.94	101,857,285.31	0.4157440
Class A-3 Notes	151,000,000.00	151,000,000.00	—	151,000,000.00	1.0000000
Class A-4 Notes	160,670,000.00	160,670,000.00	—	160,670,000.00	1.0000000
Class B Notes	18,329,000.00	18,329,000.00	—	18,329,000.00	1.0000000

Total Securities	723,999,000.00	449,973,242.25	18,116,956.94	431,856,285.31	0.5964874

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	128,972.31	—	128,972.31	—
Class A-3 Notes	1.8200%	229,016.67	—	229,016.67	—
Class A-4 Notes	2.4300%	325,356.75	—	325,356.75	—
Class B Notes	2.1000%	32,075.75	—	32,075.75	—

Total Securities		715,421.48	—	715,421.48	—

Available Collections

Principal Payments Received		17,783,407.65
Interest Payments Received		2,474,949.97
Receivables Repurchased during collection period - Principal	—	—
Receivables Repurchased during collection period - Interest		—
Recoveries on Defaulted Receivables		83,883.07

Total Available Collections		20,342,240.69

Reserve Account Transfer Amount		—

Total Available Funds		20,342,240.69

Summary of Distributions

Payment of Servicing Fee:	388,724.52
Payment of Class A Interest Amount:	683,345.73
First Priority Principal Distribution Amount:	—
Payment of Class B Monthly Interest:	32,075.75
Regular Principal Distribution Amount:	18,116,956.94
Payment to the Reserve Account to Maintain Specified Reserve Balance:	—

Remaining Available Funds (To the Holder(s) of the Certificates)	1,121,137.75

Release of excess reserve	150,126.22

Total Funds Remitted (To the Holder(s) of the Certificates)	1,271,263.97

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: October 31, 2004

Calculation of Servicing Fee
Beginning Pool Balance		466,469,426.49
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		388,724.52
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		388,724.52

Calculation of Class A Interest Amount Due
Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		128,972.31
Class A-3 Note Interest Accrued		229,016.67
Class A-4 Note Interest Accrued		325,356.75
Total Class A Note Interest Accrued During Period		683,345.73
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		683,345.73

Calculation of Class A Interest Amount Paid
Available Collections After Servicing Fee		19,953,516.17
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		683,345.73

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:
Beginning Class A Note Balance		431,644,242.25
Less: Ending Pool Balance		448,352,469.55

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:
Available Collections After Servicing Fee and Class A Interest		19,270,170.44
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due
Class B Note Interest Accrued		32,075.75
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		32,075.75

Calculation of Class B Interest Amount Paid
Available Collections After Servicing Fee, Class A Interest and First Priority Principal		19,270,170.44
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		32,075.75

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:
Aggregate Beginning Outstanding Note Balance		449,973,242.25
Less:
Ending Pool Balance	448,352,469.55
Less: Target Overcollateralization Amount	(16,496,184.24)	431,856,285.31

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		18,116,956.94

Available Funds, before Reserve Account Draw		19,238,094.69
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		18,116,956.94

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: October 31, 2004

Class A Principal Distribution Amount Due:
The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	431,644,242.25
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	401,649,762.70

29,994,479.56

(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	431,856,285.31

(212,043.06)

Class A Principal Distribution Amount	29,994,479.56

Class B Principal Distribution Amount Due:
The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	—

Class B Principal Distribution Amount	—

Principal Distribution Amount Paid:
Available Collections for Principal Distribution	19,238,094.69

(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	18,116,956.94
(a) Class A-3 Notes	—
(a) Class A-4 Notes	—
(ii) To the Class B Notes	—
(iii) To the Certificateholder	1,121,137.75

Target Overcollateralization Amount
Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	1,761,782.11
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	46,852,833.07

Target Overcollateralization Amount	16,496,184.24

Overcollateralization Amount
Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,496,184.24
Overcollateralization Excess/(Deficiency)	—
Overcollateralization Release Amount	—
Overcollateralization Increase Amount	—

Overcollateralization Amount	16,496,184.24

Reserve Account
Beginning Reserve Account Balance	3,731,755.41
Plus: Interest Accrued	5,190.56
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	3,736,945.97

Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	3,586,819.76
(b) 0.25% of the Initial Pool Balance	1,832,909.36

Reserve Account (Deficiency)/Excess	150,126.22
Deposit of Excess Available Funds	—
Release of excess reserve	150,126.22

Ending Reserve Account Balance	3,586,819.76

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: October 31, 2004

POOL STATISTICS

	Initial	Current
Collateral Pool Balance Data:
Net Pool Balance	733,163,743.80	448,352,469.55
Number of Current Contracts	41,825	32,896
Weighted Average Loan Rate	6.4000%	6.3528%
Weighted Average Remaining Term (months)	56.6	43.3

	Units	Principal Balance
Net Loss Activity:

Principal Losses for Current Collection Period	38	333,549.29
Less: Recoveries from Prior Months Charge offs		83,883.07
Net Principal Losses for Current Collection Period		249,666.22
Monthly Net Loss Rate (Annualized)		0.6423%

Beginning Net Principal Losses	374	2,909,013.98
Net Principal Losses for Current Collection Period	38	249,666.22
Cumulative Net Principal Losses	412	3,158,680.20
Cumulative Net Principal Loss Rate		0.4308%

Receivables for which related Financed Vehicle has been repossessed and not liquidated	28	437,306.07

	Percentage $	Units	Outstanding Principal Balance
Delinquencies Aging Profile - End of Period:
Current	90.60%	30,071	406,200,958.08
1 – 29 Days Delinquent	8.04%	2,428	36,068,541.81
30 – 59 Days Delinquent	0.76%	227	3,399,243.69
60 – 89 Days Delinquent	0.31%	87	1,397,870.92
90 – 119 Days Delinquent	0.12%	39	553,529.97
120 – 149 Days Delinquent	0.08%	24	363,659.12
150 – 179 Days Delinquent	0.06%	16	290,011.25
180 + Days Delinquent	0.02%	4	78,654.71

Total		32,896	448,352,469.55

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 18th day of November, 2004.

JPMorgan Chase Bank, NA (formerly Bank One, NA)

as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President